EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                               18 U.S.C. ss.1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Galyan's Trading Company, Inc. (the "Company") on Form 10-K for the fiscal year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edwin J. Holman, Chief Executive Officer of the Company and I, Edward S. Wozniak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 14, 2004                            /s/ EDWIN J. HOLMAN
                                                --------------------------------
                                                Edwin J. Holman
                                                Chief Executive Officer


Date: April 14, 2004                            /s/ EDWARD S. WOZNIAK
                                                --------------------------------
                                                Edward S. Wozniak
                                                Senior Vice President and
                                                Chief Financial Officer





A signed original of this written statement required by Section 906 has been provided to Galyan's Trading Company, Inc. and will be retained by Galyan's Trading Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.